Filed pursuant to Rule 497(a)

File No. 333- 225152

Rule 482 Ad

RiverNorth Opportunities Fund, Inc. Announces Rights Offering

DENVER, September 18, 2018 -- RiverNorth Opportunities Fund, Inc. (NYSE: RIV) (the “Fund”) announces that its Board of Directors has authorized and set the terms of an offering to the Fund’s stockholders of rights to purchase additional shares of common stock of the Fund.

In this offering, the Fund will issue transferable subscription rights (“Rights”) to its stockholders of record as of October 4, 2018 (the “Record Date” and such stockholders, “Record Date Stockholders”) allowing the holder to subscribe for new shares of common stock of the Fund (the “Primary Subscription”). Record Date Stockholders will receive one Right for each share of common stock held on the Record Date. For every three Rights held, a holder of Rights may buy one new share of common stock of the Fund. Record Date Stockholders who exercise their Rights will not be entitled to distributions payable during October 2018 on shares issued in connection with the Rights Offering. The Rights are expected to be listed and tradable on the New York Stock Exchange (“NYSE”) under the ticker: RIV RT.

Record Date Stockholders who fully exercise all Rights initially issued to them in the Primary Subscription will be entitled to buy those shares of common stock that are not purchased by other Record Date Stockholders.

The subscription price per share of common stock will be determined based upon a formula equal to 95% of the reported net asset value or 95% of the market price per share of common stock, whichever is higher on the Expiration Date (as defined below). Market price per share of common stock will be determined based on the average of the last reported sales price of a share of common stock on the NYSE for the five trading days preceding (and not including) the Expiration Date. The subscription period will expire on November 1, 2018, unless extended by the Board (the “Expiration Date”).

The rights offering will be made pursuant to the Fund’s currently effective shelf registration statement on file with the Securities and Exchange Commission (“SEC”) and only by means of a prospectus supplement and accompanying prospectus. A final prospectus supplement and accompanying prospectus will be filed with the SEC, but has not been filed as of the date of this release. The Company expects to mail subscription certificates evidencing the subscription rights and a copy of the prospectus supplement and accompanying prospectus for the rights offering shortly following the Record Date. These securities described in this release may not be sold nor may offers to purchase be accepted prior to the time the prospectus supplement and accompanying prospectus are filed with the SEC.

This press release shall not constitute an offer to sell or constitute a solicitation of an offer to buy. Investors should read the prospectus supplement and accompanying prospectus, when available, and consider the investment objective, risks, fees and expenses of the Fund carefully before investing. To obtain a copy of the prospectus supplement and accompanying prospectus, when available, or the Fund’s annual report or semi-annual report, each of which contains this and other information about the Fund, visit www.rivernorthcef.com or call 855.830.1222. Please read them carefully before investing.

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RiverNorth Opportunities Fund, Inc.

The investment objective of the Fund is total return consisting of capital appreciation and current income. The Fund had approximately $102 million of net assets and 5.3 million shares of common stock outstanding as of July 31, 2018.

The Fund is a closed-end fund and does not continuously issue stock for sale as open-end mutual funds do. The Fund now trades in the secondary market. Investors wishing to buy or sell stock need to place orders through an intermediary or broker. The share price of a closed-end fund is based on the market value. ALPS Advisors, Inc. is the investment adviser to the Fund. RiverNorth Capital Management, LLC is the investment sub-adviser to the Fund. RiverNorth is not affiliated with ALPS or any of its affiliates.

SS&C Technologies

SS&C is a global provider of investment and financial software-enabled services and software for the global financial services and healthcare industries. Founded in 1986, SS&C is headquartered in Windsor, Connecticut and has offices around the world. Some 13,000 financial services and healthcare organizations, from the world's largest institutions to local firms, manage and account for their investments using SS&C's products and services.

ALPS Advisors, Inc.

ALPS, which was acquired by SS&C in April 2018, provides customized asset servicing and asset gathering solutions to the financial services community through an entrepreneurial culture based on the commitment to “Do Things Right.” Founded in 1985, ALPS continues to actively promote all of its various business segments, from asset servicing through ALPS Fund Services, Inc. to asset gathering through ALPS Distributors, Inc. and ALPS Advisors, Inc. Headquartered in Denver, with offices in Boston, New York, Seattle, and Toronto, ALPS, a wholly-owned subsidiary of DST Systems, Inc., today represents more than 400 employees, over 200 clients, and an executive team that has been in place for more than 18 years. For more information about ALPS and its services, visit www.alpsinc.com. Information about ALPS products is available at www.alpsfunds.com.

RiverNorth Capital Management, LLC

RiverNorth is an investment management firm founded in 2000 that specializes in opportunistic strategies in niche markets where the potential to exploit inefficiencies is greatest. RiverNorth is the manager to multiple registered and private funds.

ALPS Portfolio Solutions Distributor, Inc., FINRA Member.

NOT FDIC INSURED | May Lose Value | No Bank Guarantee

Media Contact:

Jen Molgano

Public Relations

SS&C Technologies

+1 617 648 0948

jmolgano@sscinc.com